Exhibit 99.1

ALLSCRIPTS COMPLETES SECONDARY OFFERING AND SHARE REPURCHASE

CHICAGO—August 20, 2010—Allscripts-Misys Healthcare Solutions, Inc. (NASDAQ: MDRX), the leading provider of clinical software, information and connectivity solutions for physicians, today announced that certain wholly-owned subsidiaries of Misys plc, Allscripts’ majority stockholder, have completed their previously announced underwritten public offering of 27,000,000 shares of Allscripts common stock at a public offering price of $17.05 per share. The underwriters in the offering have notified Allscripts and the selling stockholders that they have exercised in full their option to purchase 4,050,000 additional shares from the selling stockholders to cover over-allotments.

Allscripts will not receive any proceeds from the offering.

Credit Suisse, Barclays Capital, J.P. Morgan and UBS Investment Bank are acting as joint book-running managers of the offering.

In addition, Allscripts also announced today the funding and closing of the repurchase of approximately 24.4 million shares of its common stock from certain wholly-owned subsidiaries of Misys plc for an aggregate purchase price of $577.4 million, which included a payment of a previously disclosed premium of $117.4 million in connection with the sale by Misys of its controlling interest.

Allscripts financed the share repurchase through a fully syndicated credit facility consisting of a $470 million five-year term loan facility and a $250 million five-year revolving credit facility.

J.P. Morgan Securities Inc., Barclays Capital and UBS Investment Bank acted as co-Lead Arrangers and Bookrunners for the credit facility.

This press release shall not constitute an offer to sell or the solicitation of any offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. A copy of the final prospectus supplement and the accompanying prospectus relating to the offering may be obtained by contacting: Credit Suisse, Attn: Prospectus Department, One Madison Avenue 1B, New York, NY 10010, (800) 221-1037; Barclays Capital, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, (888) 603-5847; J.P. Morgan, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, (866) 803-9204; or UBS Investment Bank, Attn: Prospectus Department, 299 Park Avenue, New York, NY 10171, (888) 827-7275. A copy of the final prospectus supplement and the accompanying prospectus may also be obtained on the Security and Exchange Commission’s website, at www.sec.gov.

About Allscripts

Allscripts uses innovation technology to bring health to healthcare. More than 160,000 physicians, 800 hospitals and nearly 10,000 post-acute and homecare organizations utilize Allscripts to improve the health of their patients and their bottom line. The company’s award-winning solutions include electronic health records, electronic prescribing, revenue cycle management, practice management, document management, care management, emergency department information systems and homecare automation. Allscripts is the brand name of Allscripts-Misys Healthcare Solutions, Inc.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the federal securities laws. Statements regarding the proposed merger between Eclipsys and Allscripts, the anticipated benefits of the proposed transaction, including future financial and operating results, the strategic opportunities available to the combined company, the combined company’s plans, objectives, expectations and intentions, platform and product integration, the connection and movement of data among hospitals, physicians, patients and others, merger synergies and cost savings, client attainment of “meaningful use” and accessibility of federal stimulus payments, enhanced competitiveness and accessing new client opportunities, market evolution, the benefits of the combined companies’ products and services, the availability of financing, future events, developments, future performance, as well as management’s expectations, beliefs, intentions, plans, estimates or projections relating to the future are forward-looking statements within the meaning of these laws. These forward-looking statements are subject to a number of risks and uncertainties, some of which are outlined below. As a result, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Allscripts, Eclipsys or the combined company or the proposed transaction.

Such risks, uncertainties and other factors include, among other things: any conditions or contingencies imposed in connection with the proposed merger; the possibility that the proposed transaction does not close, including due to the failure to satisfy the closing conditions; the possibility that the expected synergies, efficiencies and cost savings of the proposed transaction will not be realized, or will not be realized within the expected time period; potential difficulties or delays in achieving platform and product integration and the connection and movement of data among hospitals, physicians, patients and others; the risk that the Allscripts and Eclipsys businesses will not be integrated successfully; disruption from the proposed transaction making it more difficult to maintain business and operational relationships; competition within the industries in which Allscripts and Eclipsys operate; failure to achieve certification under the Health Information Technology for Economic and Clinical Health Act could result in increased development costs, a breach of some customer obligations and could put Allscripts and Eclipsys at a competitive disadvantage in the marketplace; unexpected requirements to achieve interoperability certification pursuant to the Certification Commission for Healthcare Information Technology could result in increased development and other costs for

Allscripts and Eclipsys; the volume and timing of systems sales and installations, the length of sales cycles and the installation process and the possibility that Allscripts’ and Eclipsys’ products will not achieve or sustain market acceptance; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; competitive pressures including product offerings, pricing and promotional activities; Allscripts’ and Eclipsys’ ability to establish and maintain strategic relationships; undetected errors or similar problems in Allscripts’ and Eclipsys’ software products; the outcome of any legal proceeding that has been or may be instituted against Allscripts, Misys plc or Eclipsys and others; compliance with existing laws, regulations and industry initiatives and future changes in laws or regulations in the healthcare industry, including possible regulation of Allscripts’ and Eclipsys’ software by the U.S. Food and Drug Administration; the possibility of product-related liabilities; Allscripts’ and Eclipsys’ ability to attract and retain qualified personnel; the implementation and speed of acceptance of the electronic record provisions of the American Recovery and Reinvestment Act of 2009; maintaining Allscripts’ and Eclipsys’ intellectual property rights and litigation involving intellectual property rights; risks related to third-party suppliers and Allscripts’ and Eclipsys’ ability to obtain, use or successfully integrate third-party licensed technology; and breach of Allscripts’ or Eclipsys’ security by third parties. See Allscripts’ and Eclipsys’ Annual Reports on Form 10-K and Annual Reports to Stockholders for the fiscal years ended May 31, 2010 and December 31, 2009, respectively, the definitive joint proxy statement/prospectus/information statement mailed by Allscripts and Eclipsys to their respective stockholders on or about July 15, 2010, and other public filings with the SEC for a further discussion of these and other risks and uncertainties applicable to Allscripts’ and Eclipsys’ respective businesses. The statements herein speak only as of their date and neither Allscripts nor Eclipsys undertakes any duty to update any forward-looking statement whether as a result of new information, future events or changes in their respective expectations.

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Contacts:

Allscripts contacts:

Investors:

Seth Frank

Vice President, Investor Relations

312-506-1213

Seth.Frank@Allscripts.com

Media:

Todd Stein

Senior Manager, Public Relations

510-417-0612

Todd.Stein@Allscripts.com

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